UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2019

WILLIAM LYON HOMES

(Exact name of registrant as specified in its charter)

Delaware	001-31625	33-0864902
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4695 MacArthur Court, 8th Floor

Newport Beach, California 92660

(Address of principal executive offices and zip code)

(949) 833-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	WLH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on November 5, 2019, William Lyon Homes, a Delaware corporation (“Parent”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Taylor Morrison Home Corporation, a Delaware corporation (“Taylor Morrison”), and Tower Merger Sub, Inc. (“Merger Sub”). In connection with the transactions related to the Merger Agreement, on December 5, 2019, Taylor Morrison Communities, Inc., a subsidiary of Taylor Morrison (“TMCI”), commenced exchange offers (the “Exchange Offers”) for any and all outstanding 6.00% Senior Notes due 2023 (the “2023 Notes”), 5.875% Senior Notes due 2025 (the “2025 Notes”) and 6.625% Senior Notes due 2027 (the “2027 Notes” and, together with the 2023 Notes and the 2025 Notes, the “Notes”) of William Lyon Homes, Inc., a California corporation and a wholly owned subsidiary of Parent (“California Lyon”) and consent solicitations (“Consent Solicitations”) in respect of certain proposed amendments (the “Amendments”) to (i) the indenture, dated as of March 9, 2018 (as amended, the “2023 Notes Indenture”), by and among California Lyon, the Guarantors (as defined below) and U.S. Bank National Association, as trustee (the “Trustee”), governing the 2023 Notes, (ii) the indenture, dated as of January 31, 2017 (as amended, the “2025 Notes Indenture”), by and among California Lyon, the Guarantors and the Trustee, governing the 2025 Notes and (iii) the indenture, dated as of July 9, 2019 (as amended, the “2027 Notes Indenture” and, together with the 2023 Notes Indenture and the 2025 Notes Indenture, the “Indentures”), by and among California Lyon, the Guarantors and the Trustee, governing the 2027 Notes.

In connection with the Exchange Offers and Consents Solicitations, on December 18, 2019, California Lyon, Parent and certain of their subsidiaries (together with Parent, the “Guarantors”) entered into (i) Supplemental Indenture No. 2 (the “2023 Notes Supplemental Indenture”) to the 2023 Notes Indenture, (ii) Supplemental Indenture No. 2 (the “2025 Notes Supplemental Indenture”) to the 2025 Notes Indenture and (iii) Supplemental Indenture No. 1 (the “2027 Notes Supplemental Indenture” and, together with the 2023 Notes Supplemental Indenture and the 2025 Notes Supplemental Indenture, the “Supplemental Indentures”) to the 2027 Notes Indenture.

The Supplemental Indentures, when they become operative, will effect the Amendments, which will (i) eliminate substantially all of the covenants contained in the Indentures, (ii) eliminate certain events of default, (iii) modify covenants regarding mergers and transfer of all or substantially all of the assets of Parent and its restricted subsidiaries, (iv) eliminate certain other restrictive provisions contained in such Indentures and the Notes and (v) reduce the minimum notice period required to optionally redeem the Notes from 30 days to three Business Days.

The Amendments to the Indentures will not become operative unless and until (i) TMCI or California Lyon notifies the Trustee for the applicable Notes that TMCI has delivered to The Depository Trust Company for the holders of such Notes the aggregate amount to be paid to such holders as consent payments, upon the terms and subject to the conditions in TMCI’s offering memorandum and consent solicitation statement, dated December 5, 2019 (the “Offering Memorandum”), or TMCI’s separate consent solicitation statement, dated December 5, 2019, as applicable, in respect of the consents validly delivered and not revoked thereunder and (ii) the Notes that are validly tendered (and not validly withdrawn) in the Exchange Offers have been accepted for exchange by TMCI in accordance with the terms of the Offering Memorandum. If and when the Amendments become operative, the Notes that were not tendered will remain outstanding and will be subject to the terms of the Indentures as modified by the Supplemental Indentures.

The foregoing descriptions of the Supplemental Indentures and the Amendments do not purport to be complete and are qualified in their entirety by reference to the 2023 Notes Supplemental Indenture, the 2025 Notes Supplemental Indenture and the 2027 Notes Supplemental Indenture, copies of which are attached as Exhibit 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.03.	Material Modification of Rights to Security Holders.

The information set forth in Item 1.01 is incorporated by reference herein as such information relates to the Notes.

Item 7.01.	Regulation FD Disclosure.

On December 18, 2019, Taylor Morrison issued a press release announcing the receipt of the requisite consents in connection with the Exchange Offers and Consent Solicitations. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated December 18, 2019, among California Lyon, the guarantors from time to time party thereto, and U.S. Bank National Association, as trustee.

4.2	Second Supplemental Indenture, dated December 18, 2019, among California Lyon, the guarantors from time to time party thereto, and U.S. Bank National Association, as trustee.

4.3	First Supplemental Indenture, dated December 18, 2019, among California Lyon, the guarantors from time to time party thereto, and U.S. Bank National Association, as trustee.

99.1	Press Release issued by Taylor Morrison Home Corporation, dated December 18, 2019.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2019

WILLIAM LYON HOMES

By:	/s/ Jason R. Liljestrom
Name:	Jason R. Liljestrom
Its:	Senior Vice President, General Counsel and Corporate Secretary